Exhibit (j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Global/International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 21, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Emerging Markets Fixed Income Fund (formerly Scudder Emerging Markets Income Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements", "Independent Registered Public Accounting Firm" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2006

                                                                     Exhibit (j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Global/International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 22, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Global Opportunities Fund (formerly Scudder Global Discovery Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2006

                                                                     Exhibit (j)




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Global/International Fund, Inc. on Form N-1A ("Registration Statement") of our report dated December 23, 2005 relating to the financial statements and financial highlights which appear in the October 31, 2005 Annual Report to Shareholders of the DWS Global Bond Fund (formerly Scudder Global Bond
Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements", "Independent Registered Public Accounting Firm" and "Independent Registered Public Accounting Firm and Reports to Shareholders" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2006